Exhibit 10.3

DEED OF TRANSFER

BETWEEN

LA SOCIETE DES PETROLES DU SENEGAL

(PETROSEN)

TIMIS CORPORATION LIMITED

AND

KOSMOS ENERGY SENEGAL

Concerning

The Hydrocarbons Exploration and Production Sharing Contracts and Joint Operating Agreements covering the following Permits:

•                  Saint-Louis Deep Offshore

•                  Cayar Deep Offshore

DEED OF TRANSFER

The present Deed of Transfer (“Deed of Transfer”) is entered into between:

•                  The Company Société des Pétroles du Sénégal (PETROSEN), a Limited Company under Senegalese Law, registered in Dakar with the Trade Register under the Number RC SN-DKR-1981-B-82, modified under the number SN-DKR-2013-M-4659, whose registered office is located in Dakar, Route du Service Géographique, Hann, BP Box 2076, hereinafter referred to as “PETROSEN”, and herein represented by its General Manager Mr. Mamadou FAYE, with full powers to this effect,

On the first hand

•                  The Company TIMIS CORPORATION Limited, a Limited Company under the Law of the British Virgin Islands, registered in Road Town with the Trade Register under the Number 18 07772, whose head office is located in Trident Chambers, Wickhams Cay, P.O. Box 146, Road Town, Tortola, hereinafter referred to as “TIMIS CORPORATION Limited”, and herein represented by Mr. Guy Blakeney, acting under a Power of Attorney (POA) for TIMIS CORPORATION Limited, with full powers to this effect,

On the second hand

AND

•                  The Company KOSMOS ENERGY SENEGAL, a Limited Company under the Law of the Cayman Islands, registered in the Caymans Islands in the Trade Register under Number WT-290078, whose registered office is at 4th Floor, Century Yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands,  hereinafter referred to as “KOSMOS ENERGY SENEGAL”, and herein represented by Mr. Ragnar Fredsted, acting under a Power of Attorney (POA) for KOSMOS ENERGY SENEGAL, with full powers to this effect,

On the third hand

PETROSEN, TIMIS CORPORATION Limited and KOSMOS ENERGY SENEGAL are collectively called “the Parties” and individually, “the Party”.

RECITALS:

WHEREAS on the date of 17 January 2012, PETRO TIM Ltd, the Société des Pétroles du Sénégal (PETROSEN) and the Republic of Senegal (“the State”) entered into two Exploration and Production Sharing contracts related to the Cayar Deep Offshore and Saint-Louis Deep Offshore permits (“the Contracts”), approved respectively by Decree No. 2012-596 and Decree No. 2012-597 of 19 June 2012.

WHEREAS on the date of 26 September 2012, PETRO TIM Ltd and PETROSEN entered into two Joint Operating Agreements (the “Joint Operating Agreements”), approved by the Minister in charge of Energy on the date of 25 October 2012, and relating to the work to be executed within the framework of the Contracts.

It being understood that only the above-cited Joint Operating Agreements, approved by the Minister in charge of Energy on the date of 25 October 2012, remain valid.

WHEREAS PETRO TIM Ltd held in the Contracts a ninety percent (90%) participating interest, as well as a ninety percent (90%) participating interest in the Agreements; while PETROSEN holds a ten percent (10%) participating interest in the Contracts as well as a ten percent (10%) participating interest in the Agreements (interest which is carried during all the exploration periods).

WHEREAS, through a deed called “ASSET PURCHASE AGREEMENT” dated 3 July 2014, PETRO TIM Ltd transferred to TIMIS CORPORATION Ltd a participating interest equal to ninety percent (90%), or all of its participating interest in both the Contracts and the Agreements.

It being understood that PETROSEN decided not to exercise its right of pre-emption.

This total transfer was approved by Ministerial Order No. 12328 of 4 August 2014.

Considering further, that by the Deed referred to as “FARMOUT AGREEMENT” dated 19 August 2014, TIMIS CORPORATION Ltd is transferring to KOSMOS ENERGY SENEGAL a participating interest equal to sixty percent (60%), both in the Contracts and in the Agreements, consecutive to the option of PETROSEN, which consisted of not exercising its right of preemption.

WHEREAS the Parties to this Deed of Transfer have accepted the terms and conditions under which KOSMOS ENERGY SENEGAL acquires from TIMIS CORPORATION Ltd:

•                  Sixty percent (60%) of the participating interest in the Contracts (the “Interest Transferred in the Contracts”); and

•                  Sixty percent (60%) of the participating interest in the Agreements (the “Interest Transferred in the Agreements”) which, together with the Interest Transferred in the Contracts, constitute the “Transferred Interest”.

NOW, THEREFORE, it is agreed as follows:

Article 1: Purpose

The transfer effected hereby to the benefit of KOSMOS ENERGY SENEGAL is free from any privileged debt, claim, obligation or duty, other than the debts, claims, obligations or duties in favour of the State applicable in accordance with the Contracts and the applicable laws, and KOSMOS ENERGY SENEGAL accepts, by this Deed, the transfer of the Transferred Interest.  PETROSEN hereby consents to the Transferred Interest.

Article 2: Distribution of Participating Interests

After giving full effect to the above-cited transfers, the participating interests held in the Contracts and the Agreements by PETROSEN, TIMIS CORPORATION Ltd and KOSMOS ENERGY SENEGAL are as follows:

Contracts		Agreements
PETROSEN	10%	PETROSEN	10%
TIMIS CORPORATION	30%	TIMIS CORPORATION	30%
KOSMOS ENERGY SENEGAL	60%	KOSMOS ENERGY SENEGAL	60%

Article 3: Transfer of rights and obligations related to the Transferred Interest

KOSMOS ENERGY SENEGAL hereby accepts all the rights and obligations related to the Transferred Interest, including the status of Operator, as presented in the terms of the Joint Operating Agreements.

Article 4: Compliance with Laws and Obligations

KOSMOS ENERGY SENEGAL agrees to comply with all the terms and conditions of the Contracts and Joint Operating Agreements.

Article 5: Entry into Force

The present Deed of Transfer takes effect in accordance with the provisions of Article 29.1 of the Contracts and Article 14.6 of the Joint Operating Agreements.

Article 6: Communications and Notice

All notifications or other communications related to this Deed of Transfer shall be sent in writing and will be considered as having been remitted once they are brought or delivered by prepaid registered mail, with acknowledgement of receipt, or sent by telex, telecopy or electronic mail (with acknowledgement of receipt) to the below address for service:

For the SOCIETE DES PETROLES DU SENEGAL

General Manager

Route du Service Géographique, Hann,

BP 2076 Dakar-Senegal

Tel: (221) 33 839 9298 Fax: (221) 33 832 1899

Email: petrosen@petrosen.sn

For TIMIS CORPORATION LIMITED

General Manager

Trident Chambers, Wickhams Cay

Tortola

Email: mark@franktimis.com

For KOSMOS ENERGY SENEGAL

Attention General Counsel

Kosmos Energy, LLC

8176 Park Lane, Suite 500

Dallas, TX 75214 USA

Tel.:  + 1 214-445-9600

Fax:  + 1 214-445-9705

Email:  KosmosGeneralCounsel@kosmosenergy.com

IN WITNESS WHEREOF the Parties have executed this deed in five (5) originals through their respective duly authorized representatives.

Done in Dakar, on 25 August 2014

SOCIETE DES PETROLES DU SENEGAL

By	/s/ Mamadou FAYE

Mamadou FAYE	[official seal]
General Manager	Société des Pétroles du Sénégal
PETROSEN

TIMIS CORPORATION LIMITED

By	/s/ Guy Blakeney
Guy Blakeney
Acting under a Power of Attorney (POA)

KOSMOS ENERGY SENEGAL

By	/s/ Ragnar Fredsted

Ragnar Fredsted
Acting under a Power of Attorney (POA)